UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number: 811-21694

MELLON OPTIMA L/S STRATEGY FUND, LLC
(Exact name of registrant as specified in charter)
BNY Mellon Financial Center
One Boston Place, 024-0071
Boston, Massachusetts 02108
(Address of principal executive offices) (Zip code)
Peter M. Sullivan, Esq.
BNY Mellon Financial Center
One Boston Place, 024-0081
Boston, Massachusetts 02108
(Name and address of agent for service)
Registrant’s telephone number, including area code: (617) 722-7000
Date of fiscal year end: March 31
Date of reporting period: June 30, 2011

Item 1 — Schedule of Investments.
Attached hereto.
Mellon Optima L/S Strategy Fund, LLC

Schedule of Investments - June 30, 2011 (unaudited)
					Redemption
			Percentage of		Notice Period
Investment Funds - United States	Cost	Value	Net Assets	Liquidity	(# of days)

Opportunistic
Bay Pond Partners, L.P.	$12,000,000	$11,501,242	2.3%	Semi-Annually (a)	45
Brookside Capital Partners Fund II, L.P.	20,000,000	19,935,626	3.9%	Quarterly †	60
Eminence Partners, L.P.	17,892,267	19,007,993	3.7%	Quarterly †	45
Glenview Institutional Partners, L.P.	28,166,741	31,291,313	6.2%	Quarterly †	45
Hunter Global Investors Fund I, L.P.	13,873,211	18,194,332	3.6%	Quarterly †	30
Karsh Capital II, L.P.	11,538,224	17,246,473	3.4%	Quarterly †	30
Kingdon Associates	14,692,981	21,535,705	4.2%	Quarterly †	30
Raptor Global Portfolio Liquidating Trust	243,576	310,151	0.1%	††
Raptor Private Holdings, L.P.	1,827,635	1,962,717	0.4%	†† ^

	120,234,635	140,985,552	27.8%

Growth
Alydar QP Fund, L.P.	14,991,757	22,571,080	4.4%	Quarterly †	30
Conatus Capital Partners, L.P.	29,000,000	29,892,351	5.9%	Quarterly (b)	65
Highbridge Long/Short Equity Fund, L.P.	11,773,753	21,207,559	4.2%	Quarterly †	45
Maverick Fund USA, Ltd.	18,824,416	23,409,605	4.6%	Quarterly †	60
Pequot Partners Liquidating Trust	1,470,445	1,325,808	0.3%	††
Seligman Spectrum Focus Fund, LLC	20,000,000	20,234,615	4.0%	Monthly (c)	30

	96,060,371	118,641,018	23.4%

Value
Amici Qualified Associates, L.P.	14,948,921	21,542,828	4.2%	Quarterly †	45
Bay II Resource Partners, L.P.	20,500,000	32,322,308	6.4%	Quarterly †	45
Clovis Capital Partners Institutional, L.P.	16,428,584	20,794,261	4.1%	Quarterly †	45
Mulsanne Partners, L.P.	20,000,000	19,759,765	3.9%	Quarterly †	30
Scout Capital Partners II, L.P.	18,000,000	17,953,439	3.5%	Quarterly (d)	45
SEG Partners II, L.P.	28,000,000	31,277,247	6.2%	Quarterly †	45

	117,877,505	143,649,848	28.3%

Global
Amiya Global Emerging Opportunities Fund, Ltd.	18,339,889	20,881,172	4.1%	Quarterly (e)	30
Artha Emerging Markets Fund, L.P.	20,000,000	19,602,990	3.9%	Quarterly (f)	60
Asian Century Quest Fund (QP), L.P.	12,598,257	18,518,282	3.6%	Quarterly †	45
Calypso Qualified Partners, L.P.	10,270,177	13,873,678	2.7%	Quarterly †	45
Miura Global Partners II, L.P.	20,000,000	21,364,576	4.2%	Monthly †	90

	81,208,323	94,240,698	18.5%

Total Investment Funds	415,380,834	497,517,116	98.0%

Affiliated Investment
Dreyfus Cash Management Plus Fund	11,206,817	11,206,817	2.2%	Daily (g)

Total Investments	$426,587,651	508,723,933	100.2%

Other Liabilities in Excess of Assets		(893,450)	-0.2%

Total Net Assets		$507,830,483	100.0%

(a)	Investment has a 1 year hard lock-up period. $12 million was invested on 3/1/11.

(b)	Investment has a 1 year soft lock-up period with a 1.5% early withdrawal fee. $20 million was invested on 11/1/10. An additional $9 million was invested on 2/1/11.

(c)	Investment has a 1 year soft lock-up period with a 4% early withdrawal fee. $15 million was invested on 8/1/10. An additional $5 million was invested on 2/1/11.

(d)	Investment has a 1 year soft lock-up period with a 5% early withdrawal fee. $18 million was invested on 5/1/11.

(e)	Investment has a 1 year soft lock-up period with a 2% early withdrawal fee. $21.4 million was transferred from Amiya Global Emerging Opportunities Fund, L.P. on 4/1/11.

(f)	Investment has a 1 year soft lock-up period with a 5% early withdrawal fee. Following the lock-up period, 75% of this investment may be subject to a gate. $15 million was invested on 1/1/11. An additional $5 million was invested on 2/1/11.

(g)	Investment in affiliated money market mutual fund. The 7-day yield at 6/30/11 was 0.05%.

†	The investment amount has no lock-up or other redemption restrictions.

††	Illiquid Investment. The investment is expected to liquidate over the next two to five years.

^	Illiquid investment, fair valued by management. The valuation of this investment has been determined under the direction of the Board of Directors.

Mellon Optima L/S Strategy Fund, LLC
June 30, 2011 (unaudited)
Significant Accounting Policies:
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Valuation of the Fund and its Investments
The asset value of the Fund is determined by or at the direction of the Adviser as of the close of business at the end of each calendar month and on any other date the Directors may designate in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors.
The Directors have approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value. In accordance with these procedures, fair value as of the end of each calendar month and on any other date the Directors may designate ordinarily is the value determined as of such date for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in an Investment Fund represents the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund’s capital was withdrawn from the Investment Fund at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. All valuations utilize financial information supplied by the Investment Funds and are net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. In the event that an Investment Fund does not report a value to the Fund on a timely basis at the end of each calendar month, the Fund determines the fair value of its interest in such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio.
Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and then is valued at amortized cost based on the value on such date unless the Board determines during such sixty-day period that amortized cost does not represent fair value.
In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06, “Fair Value Measurements and Disclosures (Topic 820) — Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 provides amended disclosure requirements related to fair value measurements. Certain disclosure requirements of ASU No. 2010-06 were effective for the Fund for reporting periods beginning after December 15, 2009, while other disclosure requirements of the ASU are effective for fiscal years beginning after December 15, 2010. Since these amended principles require only additional disclosures concerning fair value measurements, adoption did not and will not affect the Fund’s financial condition, results of operations or cash flows.
In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:
• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
• Level 2 — Quoted prices which are not active, quoted prices for restricted securities, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
• Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Mellon Optima L/S Strategy Fund, LLC June 30,
2011 (unaudited)
Significant Accounting Policies (continued):
A. Valuation of the Fund and its Investments (continued)
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.
For the period ended June 30, 2011, there have been no significant changes to the Fund’s fair valuation methodology.
For the period ended June 30, 2011, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.
The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments carried at fair value:

		Level 2 –	Level 3 –
	Level 1 –	Other Significant	Significant
Investments in Securities	Quoted Prices	Observable Inputs	Unobservable Inputs	Total

Investment Funds	$—	$—	$497,517,116	$497,517,116
Affiliated Investment	11,206,817	—	—	11,206,817

Total Investments in Securities	$11,206,817	$—	$497,517,116	$508,723,933

The Investment Funds have been disclosed by strategy in the Schedule of Investments.
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
			unrealized	Net	Transfers in
	Balance as of	Realized	appreciation	purchases	and/or out	Balance as of
	March 31, 2011	losses	(depreciation)	(sales)	of Level 3	June 30, 2011

Investment Funds
Opportunistic	$143,710,094	$—	$(2,724,542)	$—	$—	$140,985,552
Growth	118,949,492	(26,157)	17,539	(299,856)	—	118,641,018
Value	120,496,475	—	(846,627)	24,000,000	—	143,649,848
Global	94,124,348	—	116,350	—		94,240,698

Total	$477,280,409	$(26,157)	$(3,437,280)	$23,700,144	$—	$497,517,116

The change in net unrealized depreciation on investments still held as of June 30, 2011 was $3,437,280.

Item 2 — Controls and Procedures.
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 3 — Exhibits.
Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MELLON OPTIMA L/S STRATEGY FUND, LLC

By:	/s/ JENNIFER L. CARNES Jennifer L. Carnes
Treasurer and Chief Financial Officer

Date:	August 29, 2011
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JENNIFER L. CARNES Jennifer L. Carnes
Treasurer and Chief Financial Officer

Date:	August 29, 2011

By:	/s/ DAVID K. MOSSMAN

David K. Mossman
President and Chief Executive Officer

Date:	August 29, 2011